Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended,

Securities Act File No. 002-52242

TOUCHSTONE INVESTMENT TRUST

TOUCHSTONE CORE BOND FUND

Supplement dated November 30, 2011 to the Prospectus Dated October 27, 2011, as amended

Class Y shares and Institutional shares of the Touchstone Core Bond Fund will be available for purchase upon closing of the reorganization of the Old Mutual Dwight Intermediate Fixed Income Fund, a series of Old Mutual Funds II, into the Touchstone Core Bond Fund (the “Reorganization”).  The closing of the Reorganization is contingent upon the approval of the Agreement and Plan of Reorganization (“Agreement”) by shareholders of record as of the close of business on November 14, 2011 of the Old Mutual Dwight Intermediate Fixed Income Fund and other closing conditions being satisfied.

303 Broadway • Suite 1100 • Cincinnati, OH 45202-4203

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group(R)

Please retain this Supplement for future reference.

October 27, 2011, amended
November 30, 2011

Prospectus

Touchstone Investment Trust

	Class Y	Institutional
Touchstone Core Bond Fund	[ticker]	[ticker]

The Securities and Exchange Commission has not approved the Fund's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Touchstone Core Bond Fund Summary

The Fund's Investment Goal

The Touchstone Core Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class Y	Institutional
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	None
Other Expenses[1]	0.50%	0.37%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.01%	0.88%
Fee Waiver and/or Expense Reimbursement[2]	(0.42%)	(0.37%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59%	0.51%

1  "Other Expenses" are based on estimated amounts for the current fiscal year.

2  Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.58% and 0.50% for Class Y and Institutional shares, respectively. This expense limitation will remain in effect for two years from commencement of operations of Class Y and Institutional shares, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's operating expenses are below the expense limitation amount. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Fund's Management" in the Fund's prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same

Touchstone Core Bond Fund Summary (Continued)

(reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class Y	Institutional
1 Year	$60	$52
3 Years	$234	$203
5 Years	$469	$409
10 Years	$1,143	$1,001

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended September 30, 2010, the Fund's portfolio turnover rate was 370% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities and corporate debt securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund expects to have an average effective maturity of between 5 and 15 years. The Fund invests at least 80% of its total assets in investment-grade debt securities, but may invest up to 20% of its total assets in non-investment grade debt securities rated less than a BBB-/Baa3 rating by Moody's Investors Service, Standard & Poor's Ratings Group or Fitch Ratings. Non-investment grade debt securities are often referred to as "junk bonds" and are considered speculative.

In deciding what securities to buy and sell for the Fund, the sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington"), analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund's portfolio. Fort Washington follows a disciplined sector allocation process in order to build a broadly diversified portfolio of bonds.

The Fund may engage in frequent and active trading as part of its principal investment strategy.

The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

•  If interest rates go up, causing the value of any debt securities held by the Fund to decline

•  Because securities with longer maturities may lose more value due to increases in interest rates than securities with shorter maturities

•  Because mortgage-related securities and asset-backed securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment and call risk

Touchstone Core Bond Fund Summary (Continued)

•  Because during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities and asset-backed securities may face valuation difficulties, become more volatile and/or become illiquid

•  If the issuer of a security is unable to make timely payments of principal or interest when due

•  Because issuers of non-investment grade debt securities are more likely to be unable to make timely payments of interest or principal, particularly during an economic downturn or recession

•  Because foreign securities may have unique risks and may lose more value than U.S. securities

•  If the analysis used by Fort Washington to select securities does not identify attractive investments

While some of the U.S. Government securities held by the Fund are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of the government agency issuing the security. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the security does not meet its obligations. Securities backed by the full faith and credit of the U.S. Government include Treasury bills, Treasury notes, Treasury bonds, Government National Mortgage Association ("GNMA") securities and Overseas Private Investment Corporation ("OPIC") securities. Securities backed only by the credit of the government agency issuing the security include securities issued by the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Agricultural Mortgage Corporation ("FMAC"), Student Loan Marketing Association ("SLMA"), Small Business Administration ("SBA") and Tennessee Valley Authority ("TVA").

Non-investment grade debt securities are generally considered more risky than investment grade debt securities. The total return and yield of non-investment grade debt securities can be expected to fluctuate more than the total return and yield of higher quality bonds. Successful investment in non-investment grade debt securities involves greater investment risk and is highly dependent on the sub-advisor's credit analysis and market analysis.

Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization ("NRSRO") to below investment grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Touchstone Core Bond Fund Summary (Continued)

The Fund's Performance1

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares for each of the last 10 calendar years. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Core Bond Fund – Class A Total Returns as of December 31

Best Quarter: 3rd Quarter 2009	+7.14%
Worst Quarter: 3rd Quarter 2008	-2.68%

The year-to-date return for the Fund's Class A shares as of September 30, 2011 is 5.82%.

The performance table shows how the Fund's Class A shares average annual total returns (before and after taxes) for 1, 5 and 10 years compare with those of the Barclays Capital U.S. Aggregate Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2010

	1 Year	5 Years	10 Years
Core Bond Fund – Class A
Return Before Taxes	2.62%	4.67%	4.64%
Return After Taxes on Distributions	1.22%	3.03%	2.98%
Return After Taxes on Distributions and Sale of Fund Shares	1.69%	3.00%	2.97%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.54%	5.80%	5.84%

1  Performance for Class Y and Institutional shares is not shown because the share classes do not have a full calendar year of operations. Returns are presented for Class A shares, which are not offered in this prospectus. Class Y shares and Institutional shares would have had substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses. Class A shares are subject to a front-end sales charge and distribution fees. Class Y and Institutional shares are not subject to a front-end sales and distributions fees.

Touchstone Core Bond Fund Summary (Continued)

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Fort Washington Investment Advisors, Inc.	Timothy J. Policinski, CFA	Managing Fund since 2001	Managing Director and Senior Portfolio Manager

	Daniel J. Carter, CFA	Managing Fund since 2001	Assistant Vice President and Portfolio Manager

Buying and Selling Fund Shares

	Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50
	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

Investment Strategies and Risks

Can the Fund Depart From its Principal Investment Strategies?

The Fund from time to time may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when the sub-advisor is unable to identify attractive investment opportunities. During these times, the Fund may not achieve its investment goals.

Can the Fund Change its Investment Goals Without Shareholder Approval?

The Fund may change its investment goal by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect.

Does the Fund Have Other Investment Strategies, in Addition to its Principal Investment Strategies?

The Fund may also invest in:

•  Preferred stocks

•  Debt securities denominated in foreign currencies (up to 20% of total assets)

•  Debt securities of emerging market countries (up to 10% of total assets)

•  To-Be-Announced Securities

•  Other investment companies

Additional Information About Fund Investments – this section describes the various investments the Fund can invest in according to their investment strategies.

U.S. Government Securities include:

•  Securities issued directly by the U.S. Treasury such as Treasury bills, notes and bonds

•  Securities issued by agencies or instrumentalities of the U.S. Government, such as the GNMA, FNMA, FHLMC, FGLMC, SLMA, SBA, TVA and OPIC

•  U.S. Treasuries issued without interest coupons ("STRIPS")

•  Inflation-indexed bonds issued by the U.S. Treasury which have their principal value periodically adjusted to the rate of inflation

Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, meaning that payment of principal and interest is guaranteed by the U.S. Government. Other U.S. Government securities are backed only by the credit of the agency or instrumentality issuing the security, which may include the right of the issuer to borrow from the U.S. Treasury. Securities backed by the full faith and credit of the U.S. Government include Treasury bills, Treasury notes, Treasury bonds, GNMA securities and OPIC securities. Securities backed only by the credit of the government agency issuing the security include securities issued by the FNMA, FHLMC, FGLMC, SLMA, SBA and TVA.

U.S. Government securities also include securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the United States, the payment of principal and interest on the debt issued by certain private entities through the earlier of the maturity date of the debt or June 30, 2012.

Investment Strategies and Risks (Continued)

Corporate Debt Securities are obligations of a corporation to pay interest and repay principal. Corporate debt securities include commercial paper, notes and bonds.

Municipal Securities are issued to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to lend money to other public institutions. The two types of municipal securities are general obligation bonds and revenue bonds. General obligation bonds are secured by the issuer's full faith and credit and taxing power, while revenue bonds are backed only by the revenues of the specific project.

Investment Grade Debt Securities are generally rated BBB- or better by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch") or Baa3 or better by Moody's Investors Service, Inc. ("Moody's").

Non-Investment Grade Debt Securities are higher risk, lower quality securities, often referred to as "junk bonds" and are considered speculative. They are rated below BBB- by S&P and Fitch or below Baa3 by Moody's.

Asset-Backed Securities represent groups of other assets, for example, credit card receivables that are combined or pooled for sale to investors.

Mortgage-Related Securities represent groups of mortgage loans that are combined for sale to investors. The loans may be grouped together by agencies of the U.S. Government such as the GNMA, FNMA and FHLMC. Securities backed by the FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government, but are backed only by the credit of the government agency issuing the security. Securities issued by GNMA are backed by the full faith and credit of the U.S. Government.

The loans may also be grouped together by private issuers such as:

•  Commercial banks

•  Savings and loan institutions

•  Mortgage bankers

•  Private mortgage insurance companies

Mortgage-related securities include Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). CMOs and REMICs are types of mortgage-related securities that provide an investor with a specified interest in the cash flow from a pool of mortgage loans or other mortgage-backed securities. CMOs and REMICs are issued in 2 or more classes with varying maturity dates and interest rates. A REMIC is a private entity formed to hold a fixed pool of mortgages secured by an interest in real property. A REMIC is a type of CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code").

To-Be-Announced Securities are paid for and delivered within 15 to 45 days from their date of purchase. In a to-be-announced transaction, the parties to the transaction commit to purchasing or selling securities before all the specific information, particularly the face amount of the securities, is known. If the Fund invests in to-be-announced securities, it will maintain a segregated account of, or otherwise earmark, cash or liquid securities to pay for its to-be-announced securities and this account will be valued daily in order to account for market fluctuations in the value of its to-be-announced commitments.

Other Investment Companies. The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof,

Investment Strategies and Risks (Continued)

or applicable exemptive relief granted by the SEC. Touchstone Advisors has received an exemptive order from the SEC that permits the Fund to invest up to 25% of its uninvested cash or cash collateral in one or more affiliated money market funds, subject to that Fund's investment limitations and certain other conditions contained in the exemptive order.

Foreign Companies are companies that meet all of the following criteria:

•  They are organized under the laws of a foreign country

•  They maintain their principal place of business in a foreign country

•  The principal trading market for their securities is located in a foreign country

•  They derive at least 50% of their revenues or profits from operations in foreign countries

•  They have at least 50% of their assets located in foreign countries

Emerging Market Countries are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. When the Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that meet one or more of the following criteria:

•  It is organized under the laws of an emerging market country

•  It maintains its principal place of business in an emerging market country

•  The principal trading market for its securities is located in an emerging market country

•  It derives at least 50% of its revenues or profits from operations within emerging market countries

•  It has at least 50% of its assets located in emerging market countries

What are the Principal Risks of Investing in the Fund?

The following is a list of principal risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund's Statement of Additional Information ("SAI"):

Interest Rate Risk. The Fund is subject to the risk that the market value of its portfolio securities will decline because of rising interest rates. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

•  Mortgage-Related Securities. Payments from the pool of loans underlying a mortgage-related security may not be enough to meet the monthly payments of the mortgage-related security. If this occurs, the mortgage-related security will lose value. Also, prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-related security and will affect the average life of the mortgage-related securities held by the Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually

Investment Strategies and Risks (Continued)

more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at lower interest rates than the original investment, lowering the Fund's yield. Mortgage-related securities may be less likely than other debt securities to increase in value during periods of falling interest rates. When interest rates rise, repayment of mortgage-related securities may occur more slowly than anticipated extending the effective duration of those securities and locking in below market interest rates. During periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. The risk of default is generally higher in the case of mortgage-backed investments that include sub-prime mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Credit Risk. The securities in the Fund's portfolio are subject to the possibility that a deterioration in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. Securities in the lowest category of investment grade may have some risky characteristics and changes in economic conditions may be more likely to cause issuers of these securities to be unable to make payments.

•  Non-Investment Grade Debt Securities. Non-investment grade debt securities are sometimes referred to as "junk bonds" and may be very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade debt securities can also be more difficult to sell for good value. Successful investment in non-investment grade debt securities involves greater investment risk and is highly dependent on the sub-advisor's credit analysis and market analysis.

What are Some of the Non-Principal Risks of Investing in the Fund?

Foreign Risk. Investing in foreign debt securities poses unique risks such as market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities. In the past, debt securities of foreign markets have had more frequent and larger price changes than those of U.S. markets.

•  Emerging Market Countries. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems that may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. Economic or political changes may cause larger price changes in these securities than in other foreign securities.

Manager of Managers Risk. The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Investment Strategies and Risks (Continued)

Lending of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the SAI.

Market Disruption Risk. The United States has experienced during the past few years significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Fund may invest. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

Instability in the financial markets during the past few years has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment goals.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and sub-advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund's investment goals, but there can be no assurance that it will be successful in doing so.

Where Can I Find Information About the Fund's Portfolio Holdings Disclosure Policies?

A description of the Fund's policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Fund's website at www.TouchstoneInvestments.com.

The Fund's Management

Investment Advisor

Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor")
303 Broadway, Suite 1100, Cincinnati, OH 45202-4203

Touchstone Advisors has been a registered investment advisor since 1994. As of September 30, 2011, Touchstone Advisors had approximately $7 billion in assets under management. As the Fund's Advisor, Touchstone Advisors continuously reviews, supervises and administers the Fund's investment programs and also ensures compliance with the Fund's investment policies and guidelines.

Touchstone Advisors is responsible for selecting the Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•  Level of knowledge and skill

•  Performance as compared to its peers or benchmark

•  Consistency of performance over 5 years or more

•  Level of compliance with investment rules and strategies

•  Employees, facilities and financial strength

•  Quality of service

Touchstone Advisors will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of the Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisors may manage the Fund, with each managing a portion of the Fund's assets. If the Fund has more than one sub-advisor, Touchstone Advisors allocates how much of the Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except those that are subcontracted to the sub-advisor, custodian, transfer agent, sub-administrative agent or other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund. The Annual Fee Rate below is the fee paid to Touchstone Advisors by the Fund for the fiscal year ended September 30, 2010 and is net of advisory fees waived by Touchstone Advisors, if any. Touchstone Advisors pays sub-advisory fees to the Sub-Advisor from its advisory fee.

Annual Fee Rate
Core Bond Fund	0.50% of average daily net assets

The Fund's Management (Continued)

Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's total operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, other extraordinary expenses not incurred in the ordinary course of Touchstone's business and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) limited. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on the Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect for two years from the commencement of operations of Class Y and Institutional shares. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's operating expenses are below the expense limitation amount.

Contractual Limit
Class Y	0.58%
Institutional	0.50%

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board of Trustees' approval of the Fund's advisory and sub-advisory agreements can be found in the Trust's March 31, 2011 Semiannual Report.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund's Sub-Advisor. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

Sub-Advisor

Fort Washington Investment Advisors, Inc. (the "Sub-Advisor" or "Fort Washington")
303 Broadway, Suite 1200, Cincinnati, OH 45202-4203

Fort Washington has been a registered investment advisor since 1990 and provides investment advisory services to individuals, institutions, mutual funds and variable annuity products. Fort Washington makes the daily decisions regarding buying and selling specific securities for the Fund, according to the Fund's investment goals and strategies.

Timothy J. Policinski, CFA, is the primary manager and Daniel J. Carter, CFA, is the secondary manager of the Core Bond Fund. Mr. Policinski is a Managing Director and Senior Portfolio Manager. He has worked at Fort Washington and managed the Fund since 2001. Mr. Policinski has over 20 years of fixed-income management experience. Daniel J. Carter began as an Assistant Portfolio Manager of Fort Washington in 2000 and has been an Assistant Vice President and Portfolio Manager since 2007. He has managed the Fund since September 2001.

Additional Information

The SAI provides additional information about each portfolio manager's compensation structure, other managed accounts and ownership of securities in their managed Fund.

Choosing a Class of Shares

Share Class Offerings. The Fund currently offers the classes of shares listed below. The Fund's Class A and Class C shares are offered in a separate prospectus. For information about the Class A shares and Class C shares or to obtain a copy of the prospectus, call Touchstone Securities, Inc. ("Touchstone") at 1.800.543.0407 or call your financial advisor.

	Class A	Class C	Class Y	Institutional
Touchstone Core Bond Fund	X	X	X	X

Class Y Shares

Class Y shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class Y shares are not subject to a 12b-1 fee or CDSC.

Institutional Shares

Institutional shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Institutional shares are not subject to a 12b-1 fee or CDSC.

Distribution Arrangements

Dealer Compensation

Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments. For more information on payment arrangements, please see the section entitled "The Distributor" in the SAI.

Investing with Touchstone

Choosing the Appropriate Investments to Match Your Goals.

Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this Prospectus carefully and then determine how much you want to invest.

Class Y shares are available through certain financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone.

For Institutional shares, you may purchase shares of the Fund directly from Touchstone or through your financial institution.

In order to open an account you must complete an investment application. You may obtain an investment application from Touchstone, your financial institution or your financial advisor, or by visiting our website at TouchstoneInvestments.com.

You may purchase shares in the Fund on a day when the New York Stock Exchange ("NYSE") is open for trading ("Business Day"). For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

Investor Alert: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.) Touchstone may change applicable initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")), on the day that your account is closed. If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Fund

By mail or through your financial advisor

•  Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

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•  Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 9878, Providence, RI 02940-8078, or by overnight mail to Touchstone, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.

•  Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

•  You may also open an account through your financial advisor.

Through your financial institution

•  You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

•  Your financial institution will act as the shareholder of record of your shares.

•  Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

•  Financial institutions may designate intermediaries to accept purchase and sales orders on the Fund's behalf.

•  Shares held through a financial institution may be transferred into your name following procedures established by your financial institution and Touchstone.

•  Your financial institution may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

•  Before investing in the Fund through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

By exchange

•  Class Y shares and Institutional shares of the Fund are exchangeable for Class Y shares and Institutional shares of other Touchstone Funds, respectively, as long as investment minimums and proper selling agreement requirements are met.

•  You do not have to pay any exchange fee for your exchange.

Special Tax Consideration

For federal income tax purposes, an exchange of shares in one Fund for shares of a different Fund is treated as a sale of the shares you exchange and a purchase of the shares you receive. You may incur a taxable gain or loss in connection with the exchange.

Through retirement plans

You may invest in the Fund through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

•  Traditional Individual Retirement Accounts ("IRAs")

•  Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

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•  Spousal IRAs

•  Roth Individual Retirement Accounts ("Roth IRAs")

•  Coverdell Education Savings Accounts ("Education IRAs")

•  Simplified Employee Pension Plans ("SEP IRAs")

Employer Sponsored Retirement Plans

•  Defined benefit plans

•  Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

•  457 plans

Special Tax Consideration

To determine which type of retirement plan is appropriate for you, please contact your tax advisor. For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

Through Processing Organizations

•  You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) that is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by Touchstone to receive purchase and sales orders on Touchstone's behalf. If the processing organization is not authorized, then your order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone. The Authorized Processing Organization may:

•  Charge a fee for its services

•  Act as the shareholder of record of the shares

•  Set different minimum initial and additional investment requirements

•  Impose other charges and restrictions

•  Designate intermediaries to accept purchase and sales orders on the Fund's behalf

Touchstone considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone. Certain Authorized Processing Organizations may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

Investing with Touchstone (Continued)

Pricing of Purchases

The Fund's share price (NAV) and public offering price (NAV plus any applicable sales charge) are normally determined every Business Day at 4:00 p.m. ET. We price direct purchases in the Fund based upon the next determined public offering price after your order is received. Direct purchase orders received by Touchstone, financial institutions, or an Authorized Processing Organization, by 4:00 p.m. ET, are processed at that day's NAV or public offering price. Direct purchase orders received by Touchstone, financial institutions, or an Authorized Processing Organization, after 4:00 p.m. ET, are processed at the public offering price or NAV next determined on the following Business Day. It is the responsibility of the financial institution or Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner. If the NYSE closes early, the time that your purchase order must be received may be earlier and the Fund's shares may be priced earlier.

Adding to Your Account

By check

•  Complete the investment form provided at the bottom of a recent account statement.

•  Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

•  Write your account number on the check.

•  Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement. Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone.

•  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

•  Contact Touchstone, your financial advisor or your financial institution for further instructions.

•  Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

•  Your bank may charge a fee for handling wire transfers.

•  Purchases in the Fund will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

By exchange

•  You may add to your account by exchanging shares from another Touchstone Fund.

•  For information about how to exchange shares among the Touchstone Funds, see "Investing in the Fund – By exchange" in this Prospectus.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

Investing with Touchstone (Continued)

Special Tax Consideration

You should consult with your tax advisor as to the federal income tax consequences to you upon your transfer of securities to the Fund in exchange for Fund shares.

Automatic Investment Options

The various ways that you can automatically invest in the Fund are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407. If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments of $50 or more in the Fund to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in the Fund will not be available for redemption until three Business Days after the automatic investment.

Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in the same class of shares of another Touchstone Fund without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. Dividends are taxable whether you reinvest such dividends in additional shares of the Fund or choose to receive cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension payouts or any other pre-authorized government or private recurring payments in the Fund.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

Selling Your Shares

You may sell some or all of your shares on any Business Day. If your request is received by Touchstone, an Authorized Processing Organization, or financial institution in proper form by 4:00 p.m. ET, you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated. If the NYSE closes early, the time that your sale request must be received may be earlier.

Through Touchstone – By telephone

•  You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.

•  You may only sell shares over the telephone if the amount is less than $100,000.

•  To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

•  Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

Investing with Touchstone (Continued)

•  If we receive your sale request by 4:00 p.m. ET, the sale of your shares will be processed at the next determined NAV on that Business Day. Otherwise it will occur on the next Business Day.

•  Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery) a written request for the sale of your shares.

•  In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

•  Requiring personal identification

•  Making checks payable only to the owner(s) of the account shown on Touchstone's records

•  Mailing checks only to the account address shown on Touchstone's records

•  Directing wires only to the bank account shown on Touchstone's records

•  Providing written confirmation for transactions requested by telephone

•  Digitally recording instructions received by telephone

Through Touchstone – By mail

•  Write to Touchstone.

•  Indicate the number of shares or dollar amount to be sold.

•  Include your name and account number.

•  Sign your request exactly as your name appears on your investment application.

•  You may be required to have your signature guaranteed (see "Signature Guarantees" in this Prospectus for more information).

Through Touchstone – By wire

•  Complete the appropriate information on the investment application.

•  If your proceeds are $1,000 or more, you may request that Touchstone wire them to your bank account.

•  You may be charged a fee by the Fund or the Fund's agent for wiring redemption proceeds. You may also be charged a fee by your bank.

•  Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

•  Your redemption proceeds may be deposited without a charge directly into your bank account through an Automated Clearing House ("ACH") transaction. Contact Touchstone for more information.

Investing with Touchstone (Continued)

Through Touchstone – Through a systematic withdrawal plan

•  You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

•  Withdrawals can be made monthly, quarterly, semiannually or annually.

•  There is no special fee for this service.

•  There is no minimum amount required for retirement plans.

Special Tax Consideration

Systematic withdrawals in the Fund may result in the sale of your shares at a loss or may result in taxable gain.

Through your financial advisor, financial institution or Authorized Processing Organization

•  You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

•  Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

•  Your financial institution may charge you a fee for selling your shares.

•  Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

Special Tax Consideration

Selling your shares in the Fund may cause you to incur a taxable gain or loss.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. The Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•  Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

•  Proceeds are being sent to an address other than the address of record

•  Proceeds or shares are being sent/transferred from unlike registrations, such as from a joint account to an individual's account

•  Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

•  Proceeds or shares are being sent/transferred between accounts with different account registrations

Investing with Touchstone (Continued)

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Fund may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Fund may also restrict or refuse to process purchases by the shareholder. These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in Touchstone Funds for their customers through which transactions are placed. If the Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, Touchstone Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon their request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. Touchstone Funds have no arrangements to permit any investor to trade frequently in shares of the Fund, nor will they enter into any such arrangements in the future.

Householding Policy (Only applicable for shares held through Touchstone directly)

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a

Investing with Touchstone (Continued)

convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or Authorized Processing Organization) within 7 days (normally within 3 Business Days) after receipt of a proper request.

Proceeds Sent to Financial Advisors, Financial Institutions and Authorized Processing Organizations. Proceeds that are sent to your financial advisor, financial institution or Authorized Processing Organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor, financial institution or Authorized Processing Organization may benefit from the use of your money.

Fund Shares Purchased by Check (Only applicable for shares held through Touchstone directly). We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

Low Account Balances (Only applicable for shares held through Touchstone directly). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment. It is possible that payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

•  When the NYSE is closed on days other than customary weekends and holidays

•  When trading on the NYSE is restricted

•  During any other time when the SEC, by order, permits

Redemption in Kind. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax on the amount by which the fair market value of the securities sold exceeds the basis of the Fund shares redeemed. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.

Pricing of Fund Shares

The Fund calculates its share price (NAV) by dividing the total value of its net assets by the number of shares outstanding. A separate NAV is calculated for each share class of the Fund. Shares are purchased or sold at the next offering price (NAV plus a sales charge, if applicable) determined after Touchstone, financial institution or an Authorized Processing Organization receives your purchase or sale order in proper form. The Fund's

Investing with Touchstone (Continued)

NAV is normally determined at 4:00 p.m. ET every Business Day. If the NYSE closes early, the Fund's shares may be priced earlier.

The value of the securities held by the Fund is determined as follows: (1) Securities that have readily available market quotations are priced according to the most recent bid price quoted by 1 or more of the major market makers; (2) Securities that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. The Fund may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Fund may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of the Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

Distributions and Taxes

Special Tax Consideration

You are urged and advised to consult your tax advisor to address your own tax situation and the impact an investment in the Fund will have on your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when dividends are distributed and paid by the Fund:

	Dividends Distributed	Dividends Paid
Core Bond Fund	Monthly	Monthly

Distributions of any capital gains earned by the Fund will be made at least annually. If you own shares on the Fund's distribution record date, you will be entitled to receive the distribution. You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 9878, Providence, RI 02940-8078, or by overnight mail to Touchstone, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, or call Touchstone at 1.800.543.0407. If you hold your shares through a financial institution, you must contact it to elect cash payment.

Tax Information

General. The Fund intends to qualify annually to be treated as regulated investment companies under the Code. As such, the Fund will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code. If for any taxable year the Fund fails to qualify as a regulated investment company: (1) such Fund will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35%; and (2) distributions from such Fund's earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Dividends are taxable whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by the Fund as "qualified dividend income" are eligible for the long-term capital gain rate 15% (0% for individuals in lower tax brackets).

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares. It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss

Distributions and Taxes (Continued)

on the transaction. For federal income tax purposes, an exchange of shares in one Fund for shares of a different Fund is treated as a sale of the shares you exchange and a purchase of the shares you receive in the exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you hold the shares of the Fund as a capital asset, which capital gain will be long-term or short-term depending on how long you have held the shares of such Fund.

Medicare Contribution Tax. Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in the Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations is included in our SAI. You are urged and advised to consult your own tax advisor regarding the effects of an investment in the Fund on your tax situation.

Touchstone Investments*

DISTRIBUTOR

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

1.800.638.8194

www.touchstoneinvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SHAREHOLDER SERVICES

1.800.543.0407

* A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

For investors who want more information about the Fund, the following documents are available free upon request:

Statement of Additional Information ("SAI"): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.

Annual/Semiannual Reports ("Financial Reports"): The Fund's Financial Reports provide additional information about the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Fund by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407. The SAI and Financial Reports are also available on the Touchstone Investments website at:

www.touchstoneinvestments.com/home/formslit/

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Fund is available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-2538

TSF-55-TINT-CB-1101